UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  June 15, 2023

GROWGENERATION CORP.
(Exact Name of Registrant as Specified in its Charter)

Colorado	333-207889	46-5008129
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5619 DTC Parkway, Suite 900
Greenwood Village, CO 80111
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:  (800) 935-8420

N/A
(Former Address of Principal Executive Offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GRWG	The NASDAQ Stock Market LLC

Section 1 - Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

The information set forth in Item 5.02 below is incorporated herein by reference.

Section 5 – Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 15, 2023 GrowGeneration Corp. (the "Company") entered into a new employment agreement with Gregory Sanders, Chief Financial Officer (the "Employment Agreement"), pursuant to which the Company agreed to pay Mr. Sanders (i) a base salary of $325,000 per year, increasing 10% each year on August 16; (ii) an annual performance cash bonus based on performance metrics set by the Company each year, with a target amount of 50% and maximum amount of 100% of the then-current base salary; and (iii) 180,000 restricted stock units, vesting in equal installments over three years on June 15 and December 15 each year, beginning June 15, 2023. In addition, if the Company terminates Mr. Sanders’ employment without “Cause” (as defined in the agreement), Mr. Sanders will receive three months’ severance.

The Employment Agreement supersedes and replaces that certain employment agreement, dated August 12, 2022, between the Company and Mr. Sanders, including the unvested portion of a grant of restricted stock units provided thereunder.

A copy of the new Employment Agreement with Mr. Sanders is filed herewith as Exhibit 10.1.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description
10.1	Employment Agreement dated June 15, 2023, between GrowGeneration Corp. and Gregory Sanders
104	Cover Page Interactive Data File, formatted XBRL Document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 20, 2023	GrowGeneration Corp.

	By:	/s/ Darren Lampert
	Name:	Darren Lampert
	Title:	Chief Executive Officer